UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
June 30, 2006
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
VALENTEC SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-11454	59-2332857

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2629 York Avenue, Minden, LA	71055

(Address of principal executive offices)	(Zip code)

(318) 382-4574

Registrant’s telephone number, including area code:
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     The common stock of Valentec Systems, Inc. (the “Company”) began trading on the Nasdaq-operated Over-the-Counter Bulletin Board (“OTCBB”), when the market opened on Friday, June 30, 2006. The shares of the Company will trade under the ticker symbol “VSYN.OB”.
     The OTCBB is a regulated quotation service that displays real-time quotes, last-sale prices and volume information for over-the-counter equity securities. OTC securities are traded by a community of market makers that enter quotes and trade through a sophisticated computer network. Information on the OTCBB can be found at www.otcbb.com.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits — None.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 6, 2006

VALENTEC SYSTEMS, INC.
By:	/s/ Robert A. Zummo
Name:	Robert A. Zummo
Title:	President and Chief Executive Officer

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